UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2006


                              PLX TECHNOLOGY, INC.
       ------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                ------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-25699                                          94-3008334
--------------------------                --------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)


                  870 Maude Avenue, Sunnyvale, California 94085
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 774-9060
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     PLX Technology, Inc., a Delaware corporation (the "Company"), announced that Michael J. Salameh, the Company's Chief Executive Officer, has adopted a prearranged trading plan in accordance with guidelines specified by Rule 10b5-1 under the Securities and Exchange Act of 1934, as amended, and the Company's policies with respect to insider sales. The press release announcing the adoption of this plan is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

     Exhibit
     Number                            Description
    --------   -----------------------------------------------------------------

      99.1 Press release dated April 27, 2006 announcing that Michael J. Salameh, the Company's Chief Executive Officer, has adopted a prearranged trading plan in accordance with guidelines specified by Rule 10b5-1 under the Securities and Exchange Act of 1934, as amended, and the Company's policies with respect to insider sales.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PLX TECHNOLOGY, INC.
                                    (the Registrant)

                                    By: /s/ RAFAEL TORRES
                                        -----------------
                                        Rafael Torres
                                        Chief Financial Officer, Vice President,
                                        Finance, and Secretary

Dated: April 27, 2006

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


                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

     99.1 Press release dated April 27, 2006 announcing that Michael J. Salameh, the Company's Chief Executive Officer, has adopted a prearranged trading plan in accordance with guidelines specified by Rule 10b5-1 under the Securities and Exchange Act of 1934, as amended, and the Company's policies with respect to insider sales.


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